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                                                                EXHIBIT 10.13.2


            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED JANUARY 29, 1999


          This Amendment No. 1 dated as of January 29, 1999 ("Amendment") is among Schweitzer-Mauduit International, Inc., a Delaware corporation ("Company" or "Guarantor"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), PDM Industries, S.N.C., a French corporation ("PDM"), Schweitzer-Mauduit Spain, S.L., sociedad unipersonal, a, Spanish corporation with a sole shareholder ("SMS", together with the Company, SMF and PDM, the "Borrowers"), the banks party hereto ("Banks") and Societe Generale, as agent for the Banks ("Agent").

                                  INTRODUCTION

          A. The Borrowers, the Guarantor, the Banks and the Agent are party to the Amended and Restated Credit Agreement dated as of January 30, 1998 (as amended, the "Credit Agreement").

          B. The Borrowers have requested that the Banks agree to (1) extend the Maturity Date of the U.S. Revolving Commitments and the French Revolving Commitments under the Credit Agreement from January 29, 1999 to January 28, 2000, (2) consent to the assignment and assumption of the obligations of SMS under the Spanish Term Note to the Company, and (3) make certain other modifications to the Credit Agreement.

          THEREFORE, the Borrowers, the Guarantor, the Agent and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments.

         (a) Upon the satisfaction of each of the conditions precedent set forth in Section 6 below, the Credit Agreement will be amended as follows:

                  (i) Section 1.01 of the Credit Agreement is hereby amended as follows:

                           (A) by deleting the date "January 29, 1999" in the definition of "Maturity Date" and replacing it with the date "January 28, 2000"; and

                           (B) by deleting the percentage ".20%" in the definition of "Applicable Margin" and replacing it with the percentage ".45%".

                  (ii) Section 2.03(a) of the Credit Agreement is hereby amended as follows:
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                           (A)     by deleting the percentage ".10%" and
                                   replacing it with the percentage ".15%";
                                   and

                           (B) by deleting the date "March 31, 1998" and replacing it with the date "March 31, 1999".

     (b) Upon the satisfaction of each of the conditions precedent set forth in Section 7 below, the Credit Agreement will be amended as follows:

                  (i) Section 1.01 of the Credit Agreement is hereby amended as follows:

                           (A) the definition of "Borrower" is amended in its entirety as follows:

                                    "Borrower" means (a) with respect to the
                           U.S. Revolving Advances, the U.S. Term Advances and the Spanish Term Advances, the Company, (b) with respect to the French Revolving Advances, SMF and PDM, and (c) with respect to the French Term Advances, SMF, and "Borrowers" shall refer to all such Persons collectively.

                           (B) the definition of "Spanish Term Advance" is amended by replacing "SMS" with "the Company".

                           (C) the definition of "Spanish Term Note" is amended in its entirety as follows:

                                    "Spanish Term Note" means a promissory note of the Company payable to the order of any Bank in substantially the form of the attached Exhibit B-5, evidencing indebtedness of the Company to such Bank resulting from any Spanish Term Advance of such Bank.

                  (ii) The last sentence of Section 2.02(g) of the Credit Agreement is amended in its entirety as follows:

                                    The indebtedness of the Company to each
                                    Bank resulting from the Spanish Term
                                    Advance owing to such Bank shall be
                                    evidenced by the Spanish Term Note of the Company payable to the order of such Bank.

                  (iii) Exhibit B-5 to the Credit Agreement is hereby amended in its entirety by attaching the attached "Exhibit B-5 - Form of Spanish Term Note".

                  (iv) Section 2.05(b)(iii) of the Credit Agreement is hereby amended in its entirety as follows:

                                    The Company shall ratably repay the Spanish
                                    Term Advances to the Banks based on each Bank's Spanish Term Share in installments in the aggregate amounts and on the dates indicated as follows:

                                        Date                      Amount
                                        ----                      ------
                                    January 31, 2002            $6,666,666
                                    July 31, 2002               $6,666,667
                                    January 31, 2003            $6,666,667

          Section 3. Assignment and Assumption. Upon the assignment and assumption of the obligations of SMS under the Spanish Term Note to the Company (the "Assignment and Assumption Date"), the Company assumes and agrees to be primarily liable for the payment and performance of, all of SMS's obligations now or hereafter arising under, or in connection with, the Spanish Term Note (collectively, the "SMS Obligations"). The Company's obligations under the Spanish Term Note shall apply to and cover all amendments, modifications, supplements or restatements of the Credit Agreement or the SMS Obligations thereunder. Additionally, as of the Assignment and Assumption Date, the Company agrees to be substituted for SMS as a Borrower under the Credit Agreement and undertakes to perform all the obligations expressed therein, respectively, of SMS as a Borrower and agrees to be bound by all of the provisions and covenants of the Spanish Term Note and the other Credit Documents to which SMS is a party as if the Company had been an original party to such agreements in such capacity.

          Section 4. Reaffirmation of Guaranty. The Company hereby reaffirms its obligations under Article VIII of the Credit Agreement and agrees to remain liable for the repayment of the Guaranteed Obligations (as defined therein). The Company's obligations under the Guaranty shall continue to be enforceable against it notwithstanding the assumption of liabilities by the Company pursuant to Section 3 of this Amendment.

         Section 5. Representations and Warranties. The Borrowers and the Guarantor represent and warrant to the Agent and the Banks as of the date hereof and as of the Assignment and Assumption Date that:

          (a) Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects;

          (b) (i) The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and the Guarantor and have or will have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers and the Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

         (c) No Default or Event of Default has occurred and is continuing; and

         (d)      No Potential Phaseout Event has occurred.

         Section 6. Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided in Section 2(a) of this Amendment upon the occurrence of the following conditions precedent:

         (a) The Agent shall have received this Amendment duly and validly executed by all the parties thereto, in form and substance satisfactory to the Agent; and



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

         (b) The representations and warranties in this Amendment shall be true and correct in all material respects.

         Section 7. Effectiveness. The Credit Agreement shall be amended as provided in Section 2(b) of this Amendment upon the occurrence of the following conditions precedent:

         (a) The Agent shall have received the following duly and validly executed by all the parties thereto, in form and substance satisfactory to the Agent of:

                  (i) replacement Spanish Term Notes dated as of the Assignment and Assumption Date executed by the Company payable to the order of each of the Banks evidencing the indebtedness of the Company to the Banks resulting from the outstanding Spanish Term Advances of the Bank (the "New Spanish Term Notes");

                  (ii) certificates from the appropriate Governmental Authority certifying as to the good standing, existence and authority of the Company in all jurisdictions where the Company is organized or does business;

                  (iii) copies, certified as of the Assignment and Assumption Date by a Responsible Officer of the Company of (A) the resolutions of the Board of Directors of the Company approving this Amendment, the New Spanish Term Notes and the other Credit Documents to which the Company is a party, (B) the articles or certificate (as applicable) of incorporation and bylaws of the Company, and (C) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the New Spanish Term Notes, and the other Credit Documents to which the Company is a party; and

                  (iv) certificates of a Responsible Officer of the Company certifying the names and true signatures of officers of the Company authorized to sign this Amendment, the New Spanish Term Note and the other Credit Documents to which the Company is a party; and

         (b) The representations and warranties in this Amendment shall be true and correct in all material respects.

         Section 8. Release of SMS. Upon the satisfaction of the conditions precedent set forth in Section 7 and on and after the Assignment and Assumption Date, the Agent and the Banks hereby release and discharge SMS from all present and future obligations and liabilities under the Credit Agreement and the Spanish Term Notes.

         Section 9. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Section 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.



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

                                 EXECUTED as of the 29th day of January, 1999.

                                 BORROWERS:


                                 SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                 By: /s/ WAYNE H. DEITRICH
                                     -------------------------------------------
                                 Wayne H. Deitrich
                                 Chairman and Chief Executive Officer


                                 SCHWEITZER-MAUDUIT FRANCE S.A.R.L.
                                 By: /s/ JEAN-PIERRE LE HETET
                                     -------------------------------------------
                                 Jean-Pierre Le Hetet
                                 Gerant (Manager)


                                 PDM INDUSTRIES S.N.C.
                                 By: Papeteries de Mauduit S.A., as Manager
                                 By: /s/ JEAN-PIERRE LE HETET
                                     -------------------------------------------
                                 Jean-Pierre Le Hetet
                                 Legal Representative


                                 SCHWEITZER-MAUDUIT SPAIN, S.L.
                                 By: /s/ RAYMOND NEDELLEC
                                     -------------------------------------------
                                 Raymond Nedellec
                                 Board Delegate


                                 GUARANTOR:
                                 SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                 By: /s/ WAYNE H. DEITRICH
                                     -------------------------------------------
                                 Wayne H. Deitrich
                                 Chairman and Chief Executive Officer

                                 AGENT:

                                 SOCIETE GENERALE

                                 By:  /s/ RICHARD M. LEWIS
                                      --------------------
                                 Richard M. Lewis
                                 Director



                                 BANKS:

                                 SOCIETE GENERALE

                                 By:  /s/ RICHARD M. LEWIS
                                      --------------------
                                       Richard M. Lewis
                                       Director



                                 BANQUE NATIONALE DE PARIS

                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:



                                 CREDIT LYONNIAS

                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:



                                 CREDIT NATIONAL

                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:



                                 NATEXIS BANQUE

                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:


                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:

                                 SUNTRUST BANK, ATLANTA

                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:


                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:



                                 WACHOVIA BANK OF GEORGIA, N.A.

                                 By:  /s/
                                      --------------------
                                 Name:
                                 Title:


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

                                  EXHIBIT B-5
                               SPANISH TERM NOTE

$___________________                      [Assignment and Assumption Date]

         For value received, the undersigned, Schweitzer-Mauduit International, Inc., a Delaware corporation (the "Company"), hereby promises to pay to ____________________________________("Bank") the principal amount of
______________________ and __/100 Dollars ($________________) or, if less, the aggregate outstanding principal amount of each Spanish Term Advance (as defined in the Credit Agreement referred to below) made by the Bank to the Company, together with interest on the unpaid principal amount of each such Spanish Term Advance from the date of such Spanish Term Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

         This Note is one of the Spanish Term Notes referred to in, and is entitled to the benefits of, and is subject to the terms of, the Amended and Restated Credit Agreement dated as of January 30, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement"), among Schweitzer-Mauduit International, Inc., a Delaware corporation, Schweitzer-Mauduit France S.A.R.L., a French corporation, PDM Industries S.N.C., a French corporation, Schweitzer-Mauduit Spain, S.L., sociedad unipersonal, a Spanish corporation with a sole shareholder, the Banks and Societe Generale, as Agent for the Banks. Capitalized terms used in this Note that are defined in the Credit Agreement and not otherwise defined in this Note have the meanings assigned to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the maintaining of Spanish Term Advances by the Bank to the Company from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, the indebtedness of the Company resulting from each such Spanish Term Advance being evidenced by this Note and (b) contains provisions for acceleration of the maturity of this Note upon the happening of certain events stated in the Credit Agreement and for prepayments of principal prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to the Agent at 4800 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201 (or at such other location or address as may be specified by the Agent in writing to the Company) in same day funds. The Bank shall record all Spanish Term Advances and payments of principal made under this Note, but no failure of the Bank to make such recordings shall affect the Company's repayment obligations under this Note.

         Except as specifically provided in the Credit Agreement, the Company hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Note shall operate as a waiver of such rights.

         Subject to applicable federal law, this Note shall be governed by and construed and enforced in accordance with the laws of the state of New York.

                                  SCHWEITZER-MAUDUIT INTERNATIONAL, INC.



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



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